UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 14, 2008
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 8—Other Events
Item 8.01.      Other Events.
As previously announced by CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) on October 13, 2008, the Company has extended the scheduled expiration dates and times of the Rights Offering described in the Company’s Prospectus dated October 3, 2008 (the “Prospectus”), from 4:00 p.m., U.S. Eastern time on October 24, 2008, the scheduled U.S. Expiration Time, until 4:00 p.m., U.S. Eastern time on October 31, 2008, and from 5:30 p.m., CET, on October 14, 2008, the scheduled Norwegian Expiration Time, until 5:30 p.m., CET, on October 21, 2008. Trading in Rights on the AMEX will be extended until 4:00 p.m. U.S. Eastern time (10:00 p.m. Central European Time), on October 30, 2008, the last business day prior to the scheduled U.S. expiration date of this Rights Offering, as amended, and on the OSE until 5:30 p.m. (Central European Time) on October 21, 2008, the scheduled Norwegian expiration date, as amended. All capitalized terms used herein not otherwise expressly defined herein have the meaning ascribed thereto in the Prospectus. Also as previously announced by the Company, the Company has recently received notices from the Standby Underwriters in the Rights Offering that, in light of current market conditions, the Standby Underwriters are unable or unwilling, or may be unable or unwilling, to fulfill their underwriting obligations.
As described in greater detail in the Prospectus, pursuant to agreements with the Company entered into on July 24, 2008, the companies or persons listed in the table below have each separately, not jointly, and unconditionally agreed to underwrite that number of Unsubscribed Shares that are not subscribed by the Rights Holders in the Rights Offering, up to a maximum aggregate amount of 242,000,000 Shares, at a subscription price of $0.10 per Share, pro rata to their respective underwriting commitments. Under the terms of the underwriting agreements, the Standby Underwriters are in no position to withdraw from their underwriting commitments. However, the Company has been advised that the Standby Underwriters are nevertheless at this time unable or unwilling, or may be unable or unwilling, to fulfill their underwriting obligations as set forth below.

Underwriter	Reason for	# of shares	Amount
	withdrawal or		(USD),
	potential
	withdrawal from
	obligation

Caldwell Associates	Aware that other	100,000,000	10,000,000
Limited	underwriters may
	not be able or
	willing to fulfill
	their commitments

Provincial Securities	Unable to fulfill	50,000,000	5,000,000
Limited

Heritage Cie S.A.	Reserve right to	42,000,000	4,200,000
	withdraw having
	become aware that
	other underwriters
	may not be able or
	willing to fulfill
	their commitments

Salahi Öztürk	Has proposed	20,000,000	2,000,000
	suspension of
	underwriting
	obligation on basis
	of alleged force
	majeure

Oaman Necdel Turkay	Has proposed	15,000,000	1,500,000
	suspension of
	underwriting
	obligation on basis
	of alleged force
	majeure

Hasan Gürhan Berker	Has proposed	5,000,000	500,000
	suspension of
	underwriting
	obligation on basis
	of alleged force
	majeure

Fevzi Bozer	Has proposed	5,000,000	500,000
	suspension of
	underwriting
	obligation on basis
	of alleged force
	majeure

Hasip Buldanlioglu	Has proposed	5,000,000	500,000
	suspension of
	underwriting
	obligation on basis
	of alleged force
	majeure

Total		242,000,000	24,200,000

The Company is currently considering its position with respect to the Rights Offering but, due to the current situation, it is possible that the Rights Offering may proceed with a reduced or no underwriting in place, subject to compliance with regulatory requirements, in both Norway and the US or just in Norway.
After the new Expiration Times, unexercised Subscription Rights will expire and have no value.
In the event that the Offering generates fewer proceeds than expected, the Company would focus on production enhancement work at the Ninotsminda Field and the continuation of well testing operations at Manavi at the expense of repaying debt and its other planned use of proceeds. However, as previously indicated in the Prospectus, further unforeseen or changing circumstances may alter the amount, use and allocation of such proceeds.

RIGHT TO WITHDRAW
In light of these developments the Company is hereby amending the terms of the Rights Offering to permit those U.S. Rights Holders and foreign stockholders who have received Subscription Rights Certificates and have exercised their Rights and paid the Subscription Price to the U.S. Subscription Agent to withdraw their subscriptions and request a return of their payments, without interest. Such withdrawals must be made in writing and delivered by hand or overnight courier or mailed by first class mail, postage prepaid, or delivered by facsimile to the US Subscription Agent provided that such withdrawals are received by the U.S. Subscription Agent no later than 5:30 p.m. U.S. Eastern time on October 30, 2008, at:
Computershare
250 Royall Street
Canton, MA 02021
Facsimile Number ((303) 262-0609)
If subscribers have any questions they may call the U.S. Subscription Agent at (800) 962-4284. Payments in respect of withdrawn exercises of Rights will be sent to withdrawing subscribers as soon as practicable after the U.S. Expiration Date, as extended, of the Rights Offering.
Rights Holders who hold their Shares and/or Rights in the VPS System are also being offered withdrawal rights which must be exercised in accordance with the provisions of the Supplement to the Norwegian Offering Circular dated 14 October 2008 on file with the Oslo Stock Exchange.
The foregoing hereby amends the terms of the Rights Offering and is incorporated by reference into the Registration Statement on Form S-3 (registration number 333-150625) declared effective by the Securities and Exchange Commission on October 3, 2008.
The foregoing does not constitute an offer to sell or a solicitation of an offer to purchase any securities by the Company which offer can only be made pursuant to the registration statement filed pursuant to the Securities Act and declared effective by the Securities and Exchange Commission and in compliance with all other applicable securities laws and stock exchange rules and regulations.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: October 15, 2008	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate Secretary